ADMINISTRATIVE PROCEEDING
                                  BEFORE THE
                     SECURITIES COMMISSIONER OF MARYLAND

IN THE MATTER OF:                 *

FINANCIAL WARFARE CLUB, INC.      *
TERESA Y. HODGE
(a.k.a. Teresa Hodge Murray),     *     Case No. 2001-0137
MARCUS D. DUKES,
                                  *
    Respondents:
                                  *
         *          *          *          *          *          *
Serve on:

Financial Warfare Club, Inc.
Suite 233
12138 Central Avenue
Mitchellville, MD 20721;

Teresa Y. Hodge
Resident Agent
Financial Warfare Club, Inc.
13304 Keverton Drive
Upper Marlboro, MD 20774;

Teresa Y. Hodge
13304 Keverton Drive
Upper Marlboro, MD 20774;

Marcus D. Dukes
13304 Keverton Drive
Upper Marlboro, MD 20774

and on:

Melanie Senter Lubin
Securities Commissioner
Maryland Division of Securities
200 St. Paul Place
Baltimore, MD 21202-2020

                      SUMMARY ORDER TO CEASE AND DESIST

    WHEREAS, the Securities Division ("Division") of the Office of the
Maryland Attorney                                     General, pursuant to the
                 -------------------------------------
authority granted in section 11-701 of the Maryland Securities Act, Title 11, Corporations and Associations Article, Annotated Code of Maryland (1999
Repl. Vol. and 2000 Supp.) (the "Securities Act"), undertook an investigation into the securities-related activities of the Financial Warfare Club, Inc. ("Financial Warfare"), Teresa Y. Hodge (a.k.a. Teresa Hodge Murray)
("Hodge") and Marcus Dukes ("Dukes"),
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the respondents in this proceeding; and

    WHEREAS, on the basis of that investigation the Securities commissioner has determined that the respondents may have engaged and may continue to engage in acts or practices constituting violations of the securities, agent and investment adviser registration and anti-fraud provisions of the Securities
Act; and

    WHEREAS, the Securities Commissioner has determined that immediate action against the respondents is in the public interest;

     NOW THEREFORE, pursuant to section 11-701.1(a) of the Securities Act, it is hereby:
    ORDERED, that Financial Warfare, Hodge and Dukes and anyone under their direction, control or employment, cease and desist from providing investment advice and acting as a broker-dealer or agent, cease and desist from offering or selling unregistered securities, whether in the form of stock, notes, bonds, debentures, investment contracts, pre-organization certificates or any other instruments that are offered or sold by Financial Warfare, and cease and desist from violating the anti-fraud provisions of the Securities Act, pending a hearing in this matter or until such time as this Order is modified or rescinded by the Securities Commissioner.

                              I.    JURISDICTION

    1. The Securities Commissioner has jurisdiction in this proceeding pursuant to 11-701.1 of the Maryland Securities Act.

                              II.    RESPONDENTS

    1. Financial Warfare is a Maryland corporation formed on or about August 31, 2000. Its principal place of business is Suite 233, 12138 Central Avenue, Mitchellville, MD 20721, an address for Mail Boxes Etc. It also uses an address at 13304 Keverton Drive, Upper Marlboro, MD 20774. Financial
Warfare Club, Inc. owns and uses the trade name "Financial Warfare."
    2. Teresa Y. Hodge is a Co-founder and the resident agent of Financial Warfare. As resident agent, she uses an address at 13304 Keverton Drive, Upper Marlboro, MD 20774. Upon information and belief, Hodge resides at
13304 Keverton Drive, Upper Marlboro, MD 20774 and  used to reside at
1515 Chesley Court, Mitchellville, MD, 20721.

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    3.  Marcus Dukes is a Co-founder of Financial Warfare.  He appears to reside at 2201 N Street, N.W., Apt. 5, Washington D.C.  20037.
    4.  Registration of Respondents
        ---------------------------
    5. Neither Financial Warfare, Hodge nor Dukes has ever been registered in Maryland as a securities broker-dealer or agent. See Affidavit of Ellen E. Cherry, Exhibit A hereto.
    6. Neither Financial Warfare, Hodge nor Dukes has ever been registered in Maryland as an investment adviser or investment adviser representative. See Affidavit of Ann S. Beasley, Exhibit B, hereto.
There is no record of an application for securities registration filed with the Division by or on behalf of Financial Warfare.
 In addition, there is no record of
a notice filing or a filing with the Division of any claim for exemption or preemption from registration on behalf of Financial Warfare.
See Affidavit of Leah Schuman,
Exhibit C, hereto.
    7. There is no record of an application for securities registration filed with the Division by or on behalf of GlobalCom InterNetworks, Inc. ("GlobalCom"), Integrated Solutions International, Inc. ("Integrated Solutions") and GeNex, Inc. ("GeNex"). In addition, there is no record of a notice filing or a filing with the Division of any claim for exemption or preemption from registration for any of these three companies. See Affidavit of Leah Schuman, Exhibit C, hereto.

                          III.    STATEMENT OF FACTS

    On information and belief, the Commissioner alleges the following as the basis for this Order:
    1. Financial Warfare solicits members of African-American churches with the stated purpose of building capital for the community through investments in companies formed by Financial Warfare and its founders. It describes its mission as bridging the financial divide and creating financial wealth by providing financial literacy and access to the capital marketplace.
    2. Financial Warfare maintains a web site on which it explains its mission, describes its membership program, schedules meetings, and posts a Corporate Overview for a company created by the founders of Financial Warfare. This web site compares Financial Warfare's program with "investment accounts with traditional brokers" and

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promises "opportunities not available to smaller investors."  Readers may seek advice through Financial Warfare's e-mail address. The web site also invites readers to become a member by completing a membership application form posted on the web site and sending a check to Financial Warfare Club at the Central Avenue address.
    3. Financial Warfare appears to work through a network of African-American churches. It holds meetings with potential members at Victorious Church of Jesus Christ in Camp Springs, Maryland and at various other churches to promote its program. It offers promotional material to participants. It also tells participants that it sells education and financial advice, and grants shares in three "infrastructure companies" to members of the program.
    4. Financial Warfare offers several membership levels, ranging from founding members at a cost of $2,550, to associate members at a cost of $100. Potential members are encouraged to pool their resources. Each membership level offers enrollment in one or more financial literacy courses, newsletters, reports and participation in future mutual fund products. A membership contribution of $550 or more gives the members stock in each of the "infrastructure companies" -- GlobalCom, Integrated Solutions and GeNex.
Fifty dollars of these fees goes for annual membership dues.
    5. Hodge and Dukes founded GlobalCom on October 10, 2000. The corporation is registered with the State Department of Assessments and Taxation as a Maryland corporation. A Corporate Overview for GlobalCom, dated September 1, 2000, describes GlobalCom as "the first media convergence company with the knowledge, access and ability to successfully target the minority (African-American, Hispanic, and Asian) populations of the United States." The Corporate Overview refers to "its network of community television and print media." It also promises that "[u]sing a foundation of six stations, GCI will expand its network of community TV stations to the top 50 minority markets in the US by providing these stations with the services needed to increase revenues and remain competitive." The Corporate Overview and other promotional material do not identify the stations participating in its network or the six stations that form the foundation of the company.
    6.  Hodge and Dukes also founded Integrated Solutions on October 10,
2000 as a "financial services holding company that provides seed capital, mezzanine financing, consulting, and developmental services to the New
American Demographic Value and Asset Migration strategy companies." It promises to operate its own investment

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bank, commercial bank and insurance company.  Financial Warfare's web site and other promotional material, however, fail to provide any specific information on how or when Integrated Solutions will form and operate its banks and insurance companies. To date, Integrated Solutions is not licensed as an insurance company in Maryland. The corporation is registered with the State Department of Assessments and Taxation as a Maryland corporation.
    7. GeNex, the third company described on Financial Warfare's web site as founded by Hodge and Dukes as part of the "Community Economic
Network," is said to be a marketing company formed to distribute products and services of companies in which GeNex has at least ten percent ownership. Financial Warfare's web site and other promotional material do not state whether GeNex has ownership interest in any other company. GeNex does not appear to be registered with the State Department of Assessments and Taxation to do business in Maryland.
    8. Financial Warfare's web site and other promotional material provide no operating history or financial status for GlobalCom, Integrated Solutions or GeNex.
    9. Financial Warfare misrepresents or omits material information concerning its founders. For example:
         a. It fails to disclose that Hodge has a related company, Cornerstone
                Investments, Inc. of 11515 Chelsey Court, Bowie, Maryland 20721, that advertises investment advisory services without being registered as an investment adviser with the Division. Cornerstone Investments, Inc. is a forfeited Maryland corporation.

         b. It fails to disclose that Hodge filed for personal bankruptcy in 1996, 1997 and again in 1999.

         c. It describes Dukes as having "senior experience as a stockbroker," but fails to disclose that the Central Registration Depository maintained by the National Association of Securities Dealers contains no record that Dukes has ever been registered as a broker-dealer agent.
    1. According to investors, Financial Warfare has never offered the financial literacy courses that it promises although it informs investors that they must take the course before they can receive the distribution of shares in the infrastructure companies.
    2.  The membership interests in Financial Warfare's program are securities.
    3. Financial Warfare's web site and other promotional material do not disclose that its securities offering is not registered with the Division and that there has been no exemption or notice of preemption filed with the Division on its behalf.

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    4.  Financial Warfare's web site and other promotional material do not disclose that the securities it offers in GlobalCom, Integrated Solutions and GeNex are not registered with the Division and that there has been no xemption or notice of preemption filed with the Division for these offerings.
    5. Upon information and belief, Financial Warfare, Hodge and Dukes continue to work with a network of churches in order to solicit funds for their membership program.
                                  COUNT   I
                  (Offer and Sale of Unregistered Securities)
                              (All Respondents)

    WHEREAS, the membership interests in Financial Warfare's program constitute "securities" within the definition at section 11-101(r) of the Securities Act; and
    WHEREAS, the stock offered in GlobalCom, Integrated Solutions and
GeNex constitute "securities" within the definition at section 11-101(r) of the Securities Act; and
    WHEREAS, section 11-501 of the Securities Act makes it unlawful for any person to offer or sell any security in Maryland unless that security is registered or exempt from registration under the Securities Act, or is a federal covered security; and
    WHEREAS, the Division has no record that the membership interests in Financial Warfare or securities of GlobalCom, Integrated Solutions and
GeNex are registered or have filed a claim of exemption or have made a notice filing;
    NOW, THEREFORE, IT IS HEREBY ORDERED that Financial Warfare,
Hodge and Dukes cease and desist from the offer and sale in or from
Maryland of unregistered securities, pending a hearing in this matter or until such time as this Order is modified or rescinded by the Securities Commissioner.
                                  COUNT   II
    (Offer and Sale of Securities by Unregistered Broker-Dealer or Agent)
                              (All Respondents)

    WHEREAS, section 11-101(c) of the Securities Act defines "broker-dealer" to include a person engaged in the business of effecting transactions in securities for the account of others or for his own account; and
    WHEREAS, section 11-101(b) of the Securities Act defines "agent" to mean an individual other than a

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broker-dealer, including a partner, officer or director of an issuer, who represents a broker-dealer or issuer in effecting or attempting to effect the purchase or sale of securities; and
    WHEREAS, section 11-401 of the Securities Act makes it unlawful for any person to transact business in this State as a "broker-dealer" or issuer "agent" unless that person is registered pursuant to the Securities Act; and
    WHEREAS, at the time of offering and selling these membership interests and stock, Financial Warfare, Hodge and Dukes were not registered with the Division as a broker-dealer or agent pursuant to the Securities Act; and
     WHEREAS,   Financial Warfare, Hodge and Dukes acted as broker-dealers or agents and offered and sold securities in Maryland in the form of the membership interests in Financial Warfare or stock in GlobalCom, Integrated Solutions and GeNex without being registered to do so;
    NOW, THEREFORE, IT IS HEREBY ORDERED that Financial Warfare,
Hodge and Dukes cease and desist from acting as unregistered broker-dealers or agents in this State, pending a hearing in this matter or until such time as this Order is modified or rescinded by the Securities Commissioner.
                                 COUNT   III
          (Employment of Unregistered Agent for Sale of Securities)
                             (Financial Warfare)

    WHEREAS, section 11-101(c) of the Securities Act defines "broker-dealer" to include a person engaged in the business of effecting transactions in securities for the account of others or for his own account; and
    WHEREAS, section 11-101(b) of the Securities Act defines "agent" to mean an individual other than a broker-dealer, including a partner, officer or director of an issuer, who represents a broker-dealer or issuer in effecting or attempting to effect the purchase or sale of securities; and
    WHEREAS, section 11-101(k) of the Securities Act defines "issuer" to be a person who issues or proposes to issue a security; and
    WHEREAS, the membership interests and stock that respondents offered or sold to investors are securities under the Securities Act; and
    WHEREAS, Financial Warfare acted as an issuer or broker-dealer and offered and sold securities in

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Maryland in the form of the membership interests and stock; and
    WHEREAS, section 11-402 of the Securities Act makes it unlawful for any broker-dealer or issuer to employ an agent for the offer or sale of securities in this State unless the agent is registered pursuant to the Securities Act; and
    WHEREAS, Financial Warfare employed Hodge and Dukes as agents for the offer and sale of the membership interests and stock while Hodge and Dukes were not registered with the Division as agents;
    NOW, THEREFORE, IT IS HEREBY ORDERED that Financial Warfare cease and desist from employing unregistered agents for the offer or sale of securities in or from this State, pending a hearing in this matter or until such time as this Order is modified or rescinded by the Securities Commissioner.
                                   COUNT IV
        (Offer of Investment Advice by Unregistered Investment Adviser
                    and Investment Adviser Representative)
                              (All Respondents)

    WHEREAS, section 11-101(h) of the Securities Act defines "investment adviser" to include a person who, for compensation, engages in the business of advising others, either directly or through publications or writings, as to the value of securities or as to the advisability of investing in, purchasing, or selling securities, or who, for compensation and as a part of a regular business, issues or promulgates analyses or reports concerning securities; and
    WHEREAS, section 11-101(i) of the Securities Act defines "investment adviser representative" to include any individual who is employed by or associated with an investment adviser; and
    WHEREAS, section 11-401 of the Securities Act makes it unlawful for any person to transact business in this State as an "investment adviser" or "investment adviser representative" unless that person is registered pursuant to the Securities Act or exempt from registration; and
    WHEREAS,   Financial Warfare, Hodge and Dukes acted as investment
advisers or investment adviser representatives in Maryland by offering investment advice for compensation without being registered to do so;
NOW, THEREFORE, IT IS HEREBY ORDERED that  Financial Warfare,
Hodge and Dukes cease and desist from acting as unregistered investment advisers or investment adviser representatives in this State, pending a

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hearing in this matter or until such time as this Order is modified or rescinded by the Securities Commissioner.
                                   COUNT V
          (Fraud in Connection with the Offer or Sale of Securities)
                              (All Respondents)

    WHEREAS, section 11-301 of the Securities Act makes it unlawful for any person, in connection with the offer, sale or purchase of any security, directly or indirectly to (1) employ any device, scheme or artifice to defraud;
(2) make any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; or (3) engage in any act, practice, or course of business which operates or would operate as a fraud or deceit on any person; and
    WHEREAS, Financial Warfare, Hodge and Dukes misrepresented or omitted to disclose to investors material information including the following:
    a. Respondents fail to disclose that they were not registered to do business in Maryland as a broker-dealer, broker-dealer agent, issuer agent, investment adviser or investment adviser representative; and

    b. Respondents fail to disclose that the membership interests in Financial Warfare and the stock in GlobalCom, Integrated Solutions and GeNex should have been registered pursuant to the Securities Act but were neither registered nor exempt from registration; and

    c. Respondents fail to disclose that Financial Warfare, GlobalCom, Integrated Solutions and GeNex have no operating history, fail to disclose the stations participating in GlobalCom's network, fail to disclose when Integrated Solutions will establish its banks and insurance company, and fail to disclose the companies in which GeNex has an ownership interest; and

    d. Respondents fail to disclose that GeNex is not registered to do business in Maryland; and

    e. Respondents falsely represent that Dukes has "senior experience as a stockbroker," but fail to disclose that Dukes has never been registered as a broker-dealer agent; and

    f. Respondents fail to disclose that Hodge has filed for personal bankruptcy in 1996, 1997 and 1999; and

    g. Respondents fail to disclose that a related company controlled by Hodge holds out as an investment adviser although it is forfeited and not registered as an investment adviser.

    NOW, THEREFORE, IT IS HEREBY ORDERED that respondents cease and desist from engaging in material misrepresentations or omissions in connection with the offer or sale of securities in this State, pending a hearing in this matter or until such time as this Order is modified or rescinded by the Securities Commissioner.
                                   COUNT VI
          (Fraud in Connection with the Offer of Investment Advice)

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                              (All Respondents)

    WHEREAS, section 11-302 of the Securities Act makes it unlawful for any person, in connection with the offer of investment advice to (1) employ any device, scheme or artifice to defraud; (2) knowingly to make any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; (3) engage in any act, practice, or course of business which operates or would operate as a fraud or deceit on any person; or (4) engage in dishonest or unethical practices as the Commissioner may define by rule; and
    WHEREAS, Financial Warfare, Hodge and Dukes misrepresented or omitted to disclose to investors material information including the following:

    a. Respondents fail to disclose that they were not registered to do business in Maryland as a broker-dealer, broker-dealer agent, issuer agent, investment adviser or investment adviser representative; and

    b. Respondents fail to disclose that the membership interests in Financial Warfare and the stock in GlobalCom, Integrated Solutions and GeNex should have been registered pursuant to the Securities Act but were neither registered nor exempt from registration; and

    c. Respondents fail to disclose that Financial Warfare, GlobalCom, Integrated Solutions and GeNex have no operating history, fail to disclose the stations participating in GlobalCom's network, fail to disclose when Integrated Solutions will establish its banks and insurance company, and fail to disclose the companies in which GeNex has an ownership interest; and

    d. Respondents fail to disclose that GeNex is not registered to do business in Maryland; and

    e. Respondents falsely represent that Dukes has "senior experience as a stockbroker," but fail to disclose that Dukes has never been registered as a broker-dealer agent; and

    f. Respondents fail to disclose that Hodge has filed for personal bankruptcy in 1996, 1997 and 1999; and

    g. Respondents fail to disclose that a related company controlled by Hodge holds out as an investment adviser although it is forfeited and not registered as an investment adviser.

    NOW, THEREFORE, IT IS HEREBY ORDERED that respondents cease and desist from engaging in material misrepresentations or omissions in connection with the offer of investment advice in this State, pending a hearing in this matter or until such time as this Order is modified or rescinded by the Securities Commissioner.

REQUIREMENT OF ANSWER AND
NOTICE OF OPPORTUNITY FOR HEARING

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    IT IS FURTHER ORDERED, pursuant to section 11-701.1 of the Securities
Act and COMAR 02.02.06.06, that each respondent shall file with the Securities Commissioner a written Answer to this Order within fifteen days of service of the Order. The Answer shall admit or deny each factual allegation in the Order and shall set forth affirmative defenses, if any. A respondent without knowledge or information sufficient to form a belief as to the truth of an allegation shall so state.
    The Answer also shall indicate whether the respondent requests a hearing.
A hearing to determine whether the Order should be vacated, modified, or entered as final will be scheduled in this matter if one is requested in writing. Failure by any respondent to file a request for a hearing in this matter within fifteen days of receipt of the Order shall be deemed a waiver by that respondent of the right to such a hearing, and the cease and desist Order will be entered as final.
    Failure to file an Answer or a request for a hearing shall result in entry of a final order:
    (a) directing that respondent to permanently cease and desist from violation of the Securities Act; and

    (b) imposing a monetary penalty of up to $5,000 per violation of the Securities Act; and

    (c) barring that respondent from engaging in the securities or investment advisory business in Maryland for or on behalf of others, or from acting as principal or consultant in any entity so engaged.

                                  SO ORDERED,


March      , 2001                 /S/
     ------                       -----------------------------------
                                  MELANIE SENTER LUBIN
                                  SECURITIES COMMISSIONER

                                  Maryland Division of Securities
                                  200 St. Paul Place
                                  Baltimore, Maryland  21202-2020
                                  (410) 576-6360

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                            CERTIFICATE OF SERVICE

    I hereby certify that I have this day served the foregoing Summary Order To Cease And

Desist by causing a copy to be delivered by United States mail, certified/return receipt requested postage prepaid,  to:

Financial Warfare Club, Inc.
Suite 233
12138 Central Avenue
Mitchellville, MD 20721;

Teresa Y. Hodge
Resident Agent
Financial Warfare Club, Inc.
13304 Keverton Drive
Upper Marlboro, MD 20774;

Teresa Y. Hodge
13304 Keverton Drive
Upper Marlboro, MD 20774;

Marcus D. Dukes
13304 Keverton Drive
Upper Marlboro, MD 20774


March      , 2001                 /S/
     ------                       ----------------------------------
                                  Lucy A. Cardwell
                                  Assistant Attorney General
                                  Maryland Division of Securities
                                  200 St. Paul Place
                                  Baltimore, Maryland  21202-2020
                                  (410) 576-6337

                          ADMINISTRATIVE PROCEEDING
                                  BEFORE THE
                     SECURITIES COMMISSIONER OF MARYLAND

IN THE MATTER OF:                 *

FINANCIAL WARFARE CLUB, INC.      *
TERESA Y. HODGE
(a.k.a. Teresa Hodge Murray),     *     Case No. 2001-0137
MARCUS D. DUKES,
                                  *
    Respondents:
                                  *
         *          *          *          *          *          *

                AFFIDAVIT OF COMPLIANCE WITH SECTION 11-802(b)

    I hereby certify that, in accordance with section 11-802(b) of the Maryland Securities Act, Title 11, Corporations and Associations Article of the Annotated Code of Maryland, I have effected service upon the respondents Financial Warfare Club, Inc., Teresa Y. Hodge and Marcus Dukes by serving the foregoing Summary Order To Cease And Desist upon the Securities Commissioner, and then sending a copy of the Order and notice of service by certified mail, return-receipt-requested, to each respondent at his, her or its last-known address.

Dated:
      --------------------        ------------------------------
                                  /S/
                                  -----------------------------------
                                  Lucy A. Cardwell


Subscribed and sworn to before me
this       day of March, 2001.
      ---


/S/
----------------------------------
Notary Public
My Commission expires:
                        ----------
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